Exhibit 99.1

NEWS RELEASE

Warner Chilcott Completes Irish Redomestication

ARDEE, Ireland – August 21, 2009 – Warner Chilcott (Nasdaq: WCRX) announced today that its redomestication has been completed and the ultimate public holding company of the Warner Chilcott group is now organized in, and a tax resident of, Ireland. The transaction was completed on August 20, 2009, following receipt of the required approval from the Supreme Court of Bermuda on August 14, 2009.

As a result of the transaction, each shareholder of Warner Chilcott Limited Class A common shares, par value $0.01 per share, received ordinary shares, par value $0.01 per share, of Warner Chilcott plc on a one-for-one basis, and Warner Chilcott Limited became a wholly owned subsidiary of Warner Chilcott plc, a newly formed public limited company organized in, and a tax resident of, Ireland. Shares of Warner Chilcott plc will begin trading on the NASDAQ Global Market (“NASDAQ”) on August 21, 2009, under the symbol “WCRX,” the same symbol under which Warner Chilcott Limited’s shares traded. Warner Chilcott plc will be subject to U.S. Securities and Exchange Commission reporting requirements, prepare its financial statements in U.S. dollars and be subject to U.S. Generally Accepted Accounting Principles (GAAP).

The Company

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare and dermatology segments of the U.S. pharmaceuticals market. It is a fully integrated company with internal resources dedicated to the development, manufacturing and promotion of its products. WCRX-G

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facilities; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; the other risks identified in our Annual Report on Form 10-K for the year ended December 31, 2008, as amended; and other risks detailed from time-to-time in our public filings, financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Deregistration and Delisting of Warner Chilcott Limited Class A Common Shares

In connection with the transaction, Warner Chilcott Limited expects to file with the SEC an application on Form 25 to strike the Warner Chilcott Limited Class A common shares from listing on NASDAQ and from registration under Section 12(b) of the Exchange Act of 1934 (as amended, the “Exchange Act”). Warner Chilcott Limited also expects to file a Form 15 with the SEC to terminate the registration of the Warner Chilcott Limited Class A common shares under Section 12(g) of the Exchange Act and to suspend its duty under Section 15(d) of the Exchange Act to file reports required by Section 13(a) of the Exchange Act with respect to the Warner Chilcott Limited Class A common shares.

Company Contact:	Rochelle Fuhrmann Investor Relations 973-442-3281 rfuhrmann@wcrx.com

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